Employee Benefit Plan	12 Months Ended
Dec. 31, 2023
Retirement Benefits [Abstract]
Employee Benefit Plan	Employee Benefit Plan
The Company sponsors a 401(k) retirement plan to provide retirement benefits for all eligible employees. Participating employees may voluntarily contribute up to limits provided by Internal Revenue Service regulations. For the years ended December 31, 2022 and 2023, the Company made contributions to the plan of $0.1 million and $0.2 million, respectively.